OPTIMUM FUND TRUST

Supplement to the Statement of Additional Information
dated July 29, 2009
as amended August 5, 2009

In connection with the appointment of The Delafield Group, a division of Tocqueville Asset Management L.P. ("The Delafield Group of Tocqueville") as a sub-adviser to the Optimum Small-Mid Cap Value Fund, the following replaces the first two paragraphs under the section of the Statement of Additional Information entitled, "The Sub-Advisers":

The Sub-Advisers
The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate Marsico Capital Management, LLC ("Marsico"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), TCW Investment Management Company ("TCW"), Massachusetts Financial Services Company ("MFS"), Columbia Wanger Asset Management, L.P. ("Columbia WAM"), The Delafield Group, a division of Tocqueville Asset Management L.P. ("The Delafield Group of Tocqueville" or "Tocqueville"), The Killen Group, Inc. ("Killen"), Mondrian Investment Partners Limited ("Mondrian"), Wellington Management Company, LLP ("Wellington"), Fred Alger Management, Inc. ("Fred Alger"), Westwood Management Corp. ("Westwood"), and BlackRock Advisors, LLC ("BlackRock") (referred to individually as a "Sub-Adviser" and collectively as the "Sub-Advisers") to:

    make investment decisions on behalf of their respective Funds;
    place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-Advisers; and
    perform certain limited related administrative functions in connection therewith.

Columbia WAM is an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, which is a publicly traded financial services holding company. Societe Generale Asset Management owns approximately 100% of TCW's parent company (The TCW Group, Inc.) as of March 31, 2009. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., (a diversified financial services company). Westwood is a wholly-owned subsidiary of Westwood Holdings Group, Inc., a publicly traded company. BlackRock is a Delaware corporation and wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

In addition, the following disclosure about The Delafield Group of Tocqueville replaces the disclosure about Delafield Asset Management, a division of Reich & Tang Asset Management LLC ("Delafield/Reich & Tang") under the "Small-Mid Cap Value Fund" caption in the "Portfolio Managers - Other Accounts Managed" section:

As of March 31, 2009	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
The Delafield Group of Tocqueville
J. Dennis Delafield
Registered Investment Companies	4	$426.5 million	0	$0
Other Pooled Investment Vehicles	3	$13.9 million	0	$0
Other Accounts	87	$216.8 million	0	$0
Vincent Sellecchia
Registered Investment Companies	4	$426.5 million	0	$0
Other Pooled Investment Vehicles	3	$13.9 million	0	$0
Other Accounts	90	$207.4 million	0	$0

In addition, the following disclosure about The Delafield Group of Tocqueville replaces the disclosure about Delafield/Reich & Tang under the "Small-Mid Cap Value Fund" caption in the "Portfolio Managers - Description of Potential Material Conflicts of Interests" section:

The Delafield Group of Tocqueville

Conflicts of Interest. As indicated in the table above, Mr. Delafield and Mr. Sellecchia (the "Portfolio Managers") manage other accounts in addition to the Fund. The Portfolio Managers' management of these other accounts may give rise to potential conflicts of interest. Potential conflicts of interest between accounts are addressed by Tocqueville through internal monitoring policies and procedures reasonably designed to manage or mitigate those conflicts.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Manager's day-to-day management of the Fund. Because of his positions with the Fund, the Portfolio Manager knows the size, timing, and possible market impact of Fund trades. It is possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. Tocqueville has adopted policies and procedures it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers' management of the Fund and other accounts that may allow him to allocate investment opportunities in a way that favors other accounts over the Fund. Tocqueville has adopted a "trade allocation and aggregation" policy that is designed to ensure that client accounts are treated fairly and equitably. Although trades are typically allocated based on client size, differences may exist based on a number of factors such as a client's investment objective or risk profile. The compliance officer reviews allocations periodically to attempt to ensure that all accounts are treated fairly. Tocqueville has also adopted policies and procedures for managing multiple accounts ("Multiple Account Policies"). In addition to describing the allocation and aggregation policies, the Multiple Account Policies describe additional activities that may involve conflicts in connection with managing multiple accounts and set forth certain procedures to address those conflicts. For example, the Portfolio Managers must inform the chief operating officer or the chief compliance officer whenever they engage in the short sales of securities owned by the Fund or other advisory accounts. The chief compliance officer periodically reviews such short sales to ensure that no accounts are systematically favored over others. It is the policy of Tocqueville to manage each account based on the client's investment objectives and related restrictions and, as discussed above, Tocqueville has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Because the Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one client or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of unfilled purchase or sale orders across all eligible funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. Tocqueville has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.

Certain components of the Portfolio Managers' compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected below, each Portfolio Manager's base salary is based on total advisory fees collected each month, in arrears, for those accounts managed by such Portfolio Manager, including the Fund. As a result, since their base salary is directly tied to the percentage of the advisory fee charged to the accounts, including the Funds, the Portfolio Managers may have an incentive to favor accounts where the Advisor charges a higher advisory fee and those accounts that have a larger asset base to the disadvantage of other accounts that have a lower advisory fee and those accounts with lower total net assets.

In addition, as described below, Portfolio Managers are paid a discretionary annual bonus and the level of the discretionary annual bonus is determined, in part, based upon Tocqueville profitability. Such profits are generally derived from the fees Tocqueville receives for managing all of its investment management accounts. To the extent that accounts other than the Fund have the potential to generate more profits for the Tocqueville than the Fund, the Portfolio Managers may have an incentive to favor such other accounts.

In addition, the following disclosure about The Delafield Group of Tocqueville replaces the disclosure about Delafield/Reich & Tang under the "Small-Mid Cap Value Fund" caption in the "Portfolio Managers - Compensation" section:

The Delafield Group of Tocqueville

Compensation. Tocqueville is one of several investment sub-advisers to the Fund for which it is paid an advisory fee based on the value of the Fund assets under its management.

Tocqueville compensates the Portfolio Manager for the Fund with a base monthly payment and an annual bonus. In the case of the portfolio manager being responsible for managing multiple Tocqueville accounts, the method used to determine the compensation of the portfolio manager is the same for his management services on all accounts, including the Fund, where he is the primary investment adviser/portfolio manager. The base compensation is calculated and paid on a monthly basis. It is based on the amount of all investment advisory fees collected by Tocqueville each month, in arrears, generated from the value of the portfolio assets of accounts, including the Fund, for which the Portfolio Manager is the primary investment adviser/portfolio manager at Tocqueville. The Portfolio Manager is paid a percentage of all these fees and Tocqueville retains the balance. The percentage of fees to be paid the Portfolio Manager was mutually agreed to and established at the time the Portfolio Manager first joined Tocqueville.

Messrs. Delafield and Sellecchia receive compensation in connection with his management of the Fund and other accounts identified above based on a variable amount that is calculated as described above and paid on a monthly basis to the Delafield Group of Tocqueville. The Delafield Group investment team members, other than Messrs. Delafield and Sellecchia, will be paid a fixed salary out of the variable amount payable to the Delafield Group. Mr. Delafield and Mr. Sellecchia, after payment of the fixed salaries to other members of the investment team and certain other expenses, will split any of the variable amount remaining as their compensation.

The Portfolio Manager also receives a discretionary annual bonus that is determined by a number of factors. One of the primary components is the overall profitability of Tocqueville. Other factors include the expansion of the client account base and, the market environment for the period under review. Another component is the amount of Tocqueville revenue that was generated by the work and effort of the portfolio manager. Additional factors include the involvement of the Portfolio Manager in the investment management functions of Tocqueville; his role in the development of other investment professionals and his work relationship with support staff; and, his overall contribution to strategic planning and his input in decisions for the Tocqueville group of investment managers.

Upon retirement, the Portfolio Manager is entitled to receive a continuation of monthly compensation for ten years calculated in accordance with the formula for the base compensation described above, based on a declining percentage of the investment advisory fees paid by his clients who continue to be clients of Tocqueville subsequent to his retirement.

In addition, the following disclosure concerning The Delafield Group of Tocqueville's Proxy Voting Policy is added to the end of "Appendix B - Proxy Voting Policies and Procedures" and replaces the disclosure about Delafield/Reich & Tang:

The Delafield Group of Tocqueville

Proxy Voting Responsibility

Tocqueville has a fiduciary responsibility to maximize investment returns for its clients consistent with the investment objectives specified. Investment in corporate equities entitles the owner to vote a proxy on any issue presented to the shareholders for consideration and approval. This fiduciary responsibility is extended to include the voting of proxies and its primary concern in doing so is to maximize shareholder value and to vote in a manner that reflects the best economic interest of its clients.

Proxy Voting Process

In order to exercise the proxy voting responsibility effectively and efficiently, Tocqueville implemented extensive procedures to insure that proxies are received, analyzed and voted. Although relatively a rare occurrence, a proxy may not be voted if the cost or difficulty of exercising the proxy vote outweighs the beneficial consequence of the resolution being voted. Tocqueville is assisted in this program with the services of a third party vendor, specializing in electronic voting, to coordinate whenever possible the voting for all clients invested in a particular security by means of a single ballot. A record of every vote cast is maintained for five years. A copy of our Proxy Voting Procedure Manual and/or a record of the votes cast on behalf of the Fund may be obtained by contacting the Tocqueville Proxy Department by telephone at 1-800-355-7307.

Proxy Voting Policies

In order to maintain a relative consistency of proxy votes, Tocqueville has adopted Proxy Voting Policy Guidelines (summarized below) that address the majority of issues currently presented by either management or shareholder proponents. The ultimate goal of the Guidelines is to exercise the right of shareholders in support of sound corporate governance and ethical responsibility within the companies in which Tocqueville has invested. Accordingly, the Guidelines seek to promote accountability of corporate management and directors, align the economic interests of management with those of shareholders, and enhance the disclosure of a company's business and operations. The Guidelines are reviewed and revised periodically, as appropriate, and may be obtained by contacting the Tocqueville Proxy Department.

  Directors, auditors and independence. Generally Tocqueville will support the election of directors provided that a majority of the board is non-management independent directors and that all major committees (audit, compensation & nominating) of the board are composed of only independent directors. Special circumstances such as the repeated failure of the board to act in response to the persistent underperformance of management; repeated refusal to adopt proposals supported by a majority of shareholders; and, a director engaged in multiple (more than six) directorships may result in the withholding of election support. Independence from conflict is also important in the ratification of auditors. Tocqueville expects explicit conformance with the separation of consulting businesses from auditing functions (Sarbane-Oxley Act) and further supports the rotation of audit firms every ten years as an added element of maintaining independence.
  Corporate structure and shareowner rights. Recognizing that management requires significant latitude to conduct the business of the corporation, Tocqueville does not condone any policy or action that may sacrifice or limit shareowner rights. The adoption or expansion of devices designed to perpetuate directors or disenfranchise shareowners will result in a negative vote by Tocqueville. Thus, we prefer the annual election of all directors rather than a staggered board. We support the election of directors by a standard of majority vote rather than plurality. We favor cumulative voting and oppose supermajority provisions. We are decidedly against poison pills and other management entrenchment devices. We generally vote against proposals seeking authorization to increase shares since these are often the precursor of new stock option programs and are dilutive to shareholders.
  Executive and director compensation. We strongly believe that management has been hired to work for the owners of the company, the shareholders. They should be well compensated for their efforts and rewarded for their success, but they are not entitled to expropriate shareholder wealth. Management proposals to adopt or amend executive compensation plans are reviewed on a case-by-case basis with a bias against stock options and omnibus plans that link multiple and varied benefits into one bundled program. Tocqueville supports fair and competitive compensation linked to stated performance standards and equity ownership but is opposed to preferential treatment, excessive dilution of share ownership and exorbitant severance packages. Shareholder proposals on this topic are varied in resolve and are generally supported by Tocqueville unless the proposal seeks to establish an absolute prohibition or cap on a particular form of compensation. The independence of the board's compensation committee is vital in effectuating balanced, fair and competitive awards for management performance.
  Social responsibility issues. Due to the precatory, non-binding nature of most shareholder proposals, unless totally unreasonable or deemed to result in a negative economic impact on corporate profitability or shareholder value, Tocqueville generally supports proposals such as those that request expanded disclosure, the adoption of principles establishing minimum standards of conduct for U.S. corporations operating in foreign jurisdictions and the prohibition of discrimination based on race, creed, color or sexual orientation.

This Supplement is dated October 9, 2009.